EXHIBIT 99(b)


                            LAFAYETTE BANCORPORATION
                           CONSOLIDATED BALANCE SHEETS
                          (Dollar amounts in thousands)

--------------------------------------------------------------------------------


                                                                   (Unaudited)
                                                                   September 30,   December 31,
                                                                       2001            2000
                                                                    ---------       ---------
ASSETS
Cash and due from banks                                             $  22,416       $  26,452
Interest-bearing balances with other financial institutions            14,942          21,820
Federal funds sold                                                      8,800          25,200
                                                                    ---------       ---------
    Total cash and cash equivalents                                    46,158          73,472

Securities available-for-sale (at market)                              94,235          78,857
Securities held-to-maturity (market value $4,095
  and $4,580)                                                           3,918           4,484
Loans held for sale                                                     9,253           5,949
Loans                                                                 555,238         537,725
    Less:  Allowance for loan losses                                   (5,445)         (5,071)
                                                                    ---------       ---------
       Loans, net                                                     549,793         532,654
Federal Home Loan Bank stock (at cost)                                  2,344           2,200
Premises, furniture and equipment, net                                 10,756          11,353
Intangible assets                                                      12,470          13,007
Accrued interest receivable and other assets                           18,626          19,171
                                                                    ---------       ---------
          Total assets                                              $ 747,553       $ 741,147
                                                                    =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
    Noninterest-bearing deposits                                    $  65,432       $  70,866
    Interest-bearing demand and savings deposits                      259,973         230,984
    Interest-bearing time deposits                                    278,055         276,447
                                                                    ---------       ---------
       Total deposits                                                 603,460         578,297

    Short-term borrowings                                              32,519          55,572
    FHLB advances                                                      35,066          35,737
    Note payable                                                       10,500          11,550
    Accrued interest payable and other liabilities                      7,354           7,190
                                                                    ---------       ---------
       Total liabilities                                              688,899         688,346

Shareholders' equity
    Common stock, no par value:  20,000,000 shares authorized;
    3,961,589 and 3,953,616 shares issued and outstanding               3,962           3,954
    Additional paid-in capital                                         38,119          38,024
    Retained earnings                                                  15,461          11,086
    Accumulated other comprehensive income                              1,112            (263)
                                                                    ---------       ---------
       Total shareholders' equity                                      58,654          52,801
                                                                    ---------       ---------
          Total liabilities and shareholders' equity                $ 747,553       $ 741,147
                                                                    =========       =========


--------------------------------------------------------------------------------

          See accompanying notes to consolidated financial statements.

                            LAFAYETTE BANCORPORATION
           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
             For the three months ended September 30, 2001 and 2000
              (Dollar amounts in thousands, except per share data)
                                   (Unaudited)

--------------------------------------------------------------------------------


                                                               2001          2000
                                                             --------      --------
INTEREST INCOME
    Loans                                                    $ 11,747      $ 12,036
    Taxable securities                                            838           826
    Tax exempt securities                                         427           413
    Other                                                         361           152
                                                             --------      --------
       Total interest income                                   13,373        13,427

INTEREST EXPENSE
    Deposits                                                    5,468         6,069
    Short-term borrowings                                         393           416
    Other borrowings                                              677           716
                                                             --------      --------
       Total interest expense                                   6,538         7,201
                                                             --------      --------
NET INTEREST INCOME                                             6,835         6,226
Provision for loan losses                                         300           300
                                                             --------      --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             6,535         5,926

Noninterest income
    Income from fiduciary activities                              296           245
    Service charges on deposit accounts                           541           507
    Net realized gain on securities                                --           (12)
    Net gain on loan sales                                        527           193
    Other service charges and fees                                267           271
    Investment product commissions                                 93           135
    Other operating income                                        126            64
                                                             --------      --------
       Total noninterest income                                 1,850         1,403
                                                             --------      --------
Noninterest expense
    Salaries and employee benefits                              3,156         2,776
    Occupancy expenses, net                                       320           325
    Equipment expenses                                            466           446
    Intangible amortization                                       179           185
    Other operating expenses                                    1,279         1,203
                                                             --------      --------
       Total noninterest expense                                5,400         4,935
                                                             --------      --------
INCOME BEFORE INCOME TAXES                                      2,985         2,394
Income taxes                                                      966           760
                                                             --------      --------
NET INCOME                                                      2,019         1,634
                                                             --------      --------
Other comprehensive income, net of tax:
    Change in unrealized gains / (losses) on securities           709           460
                                                             --------      --------
COMPREHENSIVE INCOME                                         $  2,728      $  2,094
                                                             ========      ========

Basic earnings per share                                     $    .51      $    .41
                                                             ========      ========
Diluted earnings per share                                   $    .50      $    .41
                                                             ========      ========
Dividend per share                                           $    .11      $    .10
                                                             ========      ========


--------------------------------------------------------------------------------

          See accompanying notes to consolidated financial statements.

                            LAFAYETTE BANCORPORATION
           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
              For the nine months ended September 30, 2001 and 2000
              (Dollar amounts in thousands, except per share data)
                                   (Unaudited)

--------------------------------------------------------------------------------


                                                               2001          2000
                                                             --------      --------
INTEREST INCOME
    Loans                                                    $ 35,581      $ 34,276
    Taxable securities                                          2,473         2,508
    Tax exempt securities                                       1,279         1,239
    Other                                                       1,571           405
                                                             --------      --------
       Total interest income                                   40,904        38,428

INTEREST EXPENSE
    Deposits                                                   17,876        16,696
    Short-term borrowings                                       1,291         1,241
    Other borrowings                                            2,114         1,884
                                                             --------      --------
       Total interest expense                                  21,281        19,821
                                                             --------      --------
NET INTEREST INCOME                                            19,623        18,607
Provision for loan losses                                         900           900
                                                             --------      --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES            18,723        17,707

Noninterest income
    Income from fiduciary activities                              890           878
    Service charges on deposit accounts                         1,551         1,373
    Net realized gain on securities                                --           (12)
    Net gain on loan sales                                      1,397           464
    Other service charges and fees                                793           796
    Investment product commissions                                308           574
    Other operating income                                        376           216
                                                             --------      --------
       Total noninterest income                                 5,315         4,289
                                                             --------      --------
Noninterest expense
    Salaries and employee benefits                              9,226         7,806
    Occupancy expenses, net                                       965           907
    Equipment expenses                                          1,395         1,279
    Intangible amortization                                       537           555
    Other operating expenses                                    3,732         3,536
                                                             --------      --------
       Total noninterest expense                               15,855        14,083
                                                             --------      --------
INCOME BEFORE INCOME TAXES                                      8,183         7,913
Income taxes                                                    2,580         2,674
                                                             --------      --------
NET INCOME                                                      5,603         5,239
                                                             --------      --------
Other comprehensive income, net of tax:
    Change in unrealized gains / (losses) on securities         1,375           543
                                                             --------      --------
COMPREHENSIVE INCOME                                         $  6,978      $  5,782
                                                             ========      ========

Basic earnings per share                                     $   1.41      $   1.33
                                                             ========      ========
Diluted earnings per share                                   $   1.40      $   1.31
                                                             ========      ========
Dividend per share                                           $    .31      $    .28
                                                             ========      ========


--------------------------------------------------------------------------------

          See accompanying notes to consolidated financial statements.

                            LAFAYETTE BANCORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              For the nine months ended September 30, 2001 and 2000
                          (Dollar amounts in thousands)
                                   (Unaudited)

--------------------------------------------------------------------------------


                                                                     2001           2000
                                                                   --------       --------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                     $  5,603       $  5,239
    Adjustments to reconcile net income to net cash
      from operating activities
       Depreciation                                                   1,092            983
       Net amortization                                                 572            546
       Provision for loan losses                                        900            900
       Net realized (gain) loss on sale of:
          Securities                                                     --             12
          Other real estate                                              (5)            (5)
       Change in assets and liabilities:
          Loans originated for sale                                 (93,225)       (37,190)
          Loans sold                                                 89,921         36,818
          Accrued interest receivable and other assets                 (244)        (1,206)
          Accrued interest payable and other liabilities                164            442
                                                                   --------       --------
              Net cash from operating activities                      4,778          6,539

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of securities available-for-sale                       (79,877)       (49,160)
    Proceeds from sales of securities available-for-sale                 --          2,375
    Proceeds from maturities of securities available-for-sale        66,746         49,520
    Proceeds from maturities of securities held-to-maturity             566            229
    Loans made to customers, net of payments collected              (18,314)       (45,687)
    Purchase of Federal Home Loan Bank stock                           (144)          (303)
    Property and equipment expenditures                                (495)        (1,975)
    Proceeds from sales of other real estate                            162            470
                                                                   --------       --------
              Net cash from investing activities                    (31,356)       (44,531)

CASH FLOWS FROM FINANCING ACTIVITIES
    Net change in deposit accounts                                   25,163         35,434
    Net change in short-term borrowings                             (23,053)           791
    Proceeds from FHLB advances                                          --         17,000
    Payments on FHLB advances                                          (671)       (16,204)
    Payments on note payable                                         (1,050)        (1,050)
    Common stock issued                                                 103             98
    Dividends paid                                                   (1,228)        (1,113)
                                                                   --------       --------
              Net cash from financing activities                       (736)        34,956
                                                                   --------       --------
Net change in cash and cash equivalents                             (27,314)        (3,036)
Cash and cash equivalents at beginning of period                     73,472         30,570
                                                                   --------       --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                         $ 46,158       $ 27,534
                                                                   ========       ========

Supplemental disclosures of cash flow information
    Cash paid during the period for:
       Interest                                                    $ 21,694       $ 19,386
       Income taxes                                                   3,040          2,610
Non-cash investing activity
     Loans transferred to other real estate                        $    298       $     50


--------------------------------------------------------------------------------

          See accompanying notes to consolidated financial statements.

                            LAFAYETTE BANCORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2001
              (Dollar amounts in thousands, except per share data)
                                   (Unaudited)

--------------------------------------------------------------------------------


NOTE 1 - BASIS OF PRESENTATION

The significant accounting policies followed by Lafayette Bancorporation (the "Corporation") for interim financial reporting are consistent with the accounting policies followed for annual financial reporting. The consolidated interim financial statements have been prepared in accordance with Generally Accepted Accounting Principles and in accordance with instructions to Form 10-Q and may not include all information and footnotes normally disclosed for full annual financial statements. All adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the periods reported have been included in the accompanying unaudited consolidated financial statements and all such adjustments are of a normal recurring nature. Certain prior period information has been reclassified to correspond with the 2001 presentation.

NOTE 2 - PENDING MERGER

On October 15, 2001, Lafayette Bancorporation signed a definitive agreement with First Merchants Corporation, located in Muncie, Indiana, to merge with and into First Merchants Corporation.

Under the terms of the agreement, upon the closing of this transaction, Lafayette Bank and Trust Company will be a wholly-owned subsidiary of First Merchants Corporation.

The transaction is subject to shareholder and regulatory approval and is expected to be effective in the first quarter of 2002.

NOTE 3 - PER SHARE DATA

The following illustrates the computation of basic and diluted earnings per share, and includes the weighted average number of shares used in calculating earnings and dividends per share amounts for the periods presented. The weighted average number of shares has been retroactively restated for stock dividends and splits.

                                                        Nine Months Ended
                                                 -------------------------------
                                                 September 30,     September 30,
                                                     2001              2000
                                                  ----------        ----------
Basic earnings per share
 Net income                                       $    5,603        $    5,239
Weighted average shares outstanding                3,958,906         3,949,445
                                                  ----------        ----------
    Basic earnings per share                      $     1.41        $     1.33
                                                  ==========        ==========

Diluted earnings per share
 Net income                                       $    5,603        $    5,239
Weighted average shares outstanding                3,958,906         3,949,445
Dilutive effect of assumed exercise
  of Stock Options                                    38,634            40,400
                                                  ----------        ----------
    Diluted average shares outstanding             3,997,540         3,989,845
                                                  ----------        ----------
    Diluted earnings per share                    $     1.40        $     1.31
                                                  ==========        ==========

                            LAFAYETTE BANCORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2001
              (Dollar amounts in thousands, except per share data)
                                   (Unaudited)

--------------------------------------------------------------------------------


                                                       Three Months Ended
                                                 -------------------------------
                                                 September 30,     September 30,
                                                     2001              2000
                                                 -------------     -------------
Basic earnings per share
 Net income                                       $    2,019        $    1,634
Weighted average shares outstanding                3,961,589         3,952,256
                                                  ----------        ----------
    Basic earnings per share                      $      .51        $      .41
                                                  ==========        ==========

Diluted earnings per share
 Net income                                       $    2,019        $    1,634
Weighted average shares outstanding                3,961,589         3,952,256
Dilutive effect of assumed exercise
  of Stock Options                                    48,139            25,089
                                                  ----------        ----------
    Diluted average shares outstanding             4,009,728         3,977,345
                                                  ----------        ----------
         Diluted earnings per share               $      .50        $      .41
                                                  ==========        ==========

NOTE 4 - SECURITIES

The amortized cost and estimated fair values of securities are as follows at September 30, 2001:

                                                         Amortized    Estimated
                                                            Cost      Fair Value
                                                         ---------    ----------
Securities Available-for-Sale
U.S. Government and its agencies                          $ 3,000      $ 3,030
Obligations of states and political subdivisions           31,352       32,109
Corporate obligations                                      10,108       10,534
Mortgage-backed and other asset-backed securities          45,379       45,996
Other securities                                            2,554        2,566
                                                          -------      -------
                                                          $92,393      $94,235
                                                          =======      =======
Securities Held-to-Maturity
Obligations of states and political subdivisions          $ 3,918      $ 4,095
                                                          =======      =======

The amortized cost and estimated fair values of securities are as follows at December 31, 2000:

                                                         Amortized    Estimated
                                                            Cost      Fair Value
                                                         ---------    ----------
Securities Available-for-Sale
U.S. Government and its agencies                          $ 4,201      $ 4,193
Obligations of states and political subdivisions           30,880       31,012
Corporate obligations                                       3,953        4,001
Mortgage-backed and other asset-backed securities          37,699       37,105
Other securities                                            2,560        2,546
                                                          -------      -------
                                                          $79,293      $78,857
                                                          =======      =======
Securities Held-to-Maturity
Obligations of states and political subdivisions          $ 4,484      $ 4,580
                                                          =======      =======

                            LAFAYETTE BANCORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2001
              (Dollar amounts in thousands, except per share data)
                                   (Unaudited)

--------------------------------------------------------------------------------


NOTE 5 - LOANS

Loans are comprised of the following:

                                                 September 30,    December 31,
                                                     2001            2000
                                                 -------------    ------------
     Commercial and agricultural loans             $228,914        $215,087
     Real estate construction loans                  64,171          54,768
     Residential real estate loans                  210,843         212,190
     Installment loans to individuals                46,323          50,696
     Commercial paper                                 4,987           4,984
                                                   --------        --------
         Total loans                               $555,238        $537,725
                                                   ========        ========

NOTE 6 - ALLOWANCE FOR LOAN LOSSES

The activity in the allowance for loan losses is as follows:

                                                       2001          2000
                                                     -------       -------
     Balance, January 1                              $ 5,071       $ 4,618
     Provision charged to operations                     900           900
     Loans charged-off                                  (605)         (527)
     Recoveries on loans previously charged-off           79            95
                                                     -------       -------
     Balance, September 30                           $ 5,445       $ 5,086
                                                     =======       =======

NOTE 7 - SHORT-TERM BORROWINGS

Short-term borrowings are comprised of the following:

                                                   September 30,  December 31,
                                                       2001           2000
                                                   -------------  ------------
     Repurchase agreements                           $29,719        $54,275
     Treasury tax and loan open-end note               2,800          1,297
                                                     -------        -------
         Total short-term borrowings                 $32,519        $55,572
                                                     =======        =======

                            LAFAYETTE BANCORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2001
              (Dollar amounts in thousands, except per share data)
                                   (Unaudited)

--------------------------------------------------------------------------------


NOTE 8 - SEGMENT INFORMATION

The Corporation's operations include three primary segments: banking, mortgage banking, and trust. Through its banking subsidiary's locations in Tippecanoe, White, and Jasper Counties, the Corporation provides traditional community banking services, such as accepting deposits and making commercial, residential and consumer loans. Mortgage banking activities include the origination of residential mortgage loans for sale on a servicing released basis to various investors. The Corporation's trust department provides both personal and corporate trust services.

The Corporation's three reportable segments are determined by the products and services offered. Interest on loans, investments and deposits comprise the primary revenues and expenses of the banking operation, net gains on loans sold account for the revenues in the mortgage banking segment, and trust administration fees provide the primary revenues in the trust department.

The following segment financial information has been derived from the internal profitability reporting system utilized by management to monitor and manage the financial performance of the Corporation. The accounting policies of the three segments are the same as those described in the summary of significant accounting policies of the annual report. The Corporation evaluates segment performance based on profit or loss before income taxes. The evaluation process for the mortgage banking and trust segments include only direct expenses, while certain indirect expenses, including goodwill, are absorbed by the banking operation. The difference between segment totals and consolidated totals are holding company amounts and income tax expense.

Quarter ended September 30:

                                                  Mortgage                     Total
2001                                Banking       Banking         Trust       Segments
----                                --------      --------      --------      --------
     Net interest income            $  6,894      $     81      $     --      $  6,975
     Net gain on loan sales               --           527            --           527
     Other revenue                     1,027            --           296         1,323
     Noncash items:
       Depreciation                      347            14            12           373
       Provision for loan loss           300            --            --           300
     Segment profit                    2,864           287            92         3,243
     Segment assets                  737,532         9,408           145       747,085

                                                  Mortgage                     Total
2000                                Banking       Banking         Trust       Segments
----                                --------      --------      --------      --------
     Net interest income            $  6,434      $     35      $     --      $  6,469
     Net gain on loan sales               --           193            --           193
     Other revenue                       965            --           245         1,210
     Noncash items:
       Depreciation                      324            13            12           349
       Provision for loan loss           300            --            --           300
     Segment profit                    2,646           (21)           62         2,687
     Segment assets                  682,097         3,700           191       685,988

                            LAFAYETTE BANCORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2001
              (Dollar amounts in thousands, except per share data)
                                   (Unaudited)
--------------------------------------------------------------------------------


Nine months ended September 30:

                                                  Mortgage                     Total
2001                                Banking       Banking         Trust       Segments
----                                --------      --------      --------      --------
     Net interest income            $ 19,912      $    207      $     --      $ 20,119
     Net gain on loan sales               --         1,397            --         1,397
     Other revenue                     3,027             1           890         3,918
     Noncash items:
       Depreciation                    1,013            43            36         1,092
       Provision for loan loss           900            --            --           900
     Segment profit                    8,018           692           230         8,940
     Segment assets                  737,532         9,408           145       747,085

                                                  Mortgage                     Total
2000                                Banking       Banking         Trust       Segments
----                                --------      --------      --------      --------
     Net interest income            $ 19,201      $    105      $     --      $ 19,306
     Net gain on loan sales               --           464            --           464
     Other revenue                     2,941             6           878         3,825
     Noncash items:
       Depreciation                      912            35            36           983
       Provision for loan loss           900            --            --           900
     Segment profit                    7,993            85           312         8,390
     Segment assets                  682,097         3,700           191       685,988

NOTE 9 - NEW ACCOUNTING PRONOUNCEMENT

In 2001, new accounting guidance was issued that will, beginning in 2002, revise the accounting for goodwill and intangible assets. Intangible assets with indefinite lives and goodwill will no longer be amortized, but will periodically be reviewed for impairment and written down if impaired. Additional disclosures about intangibles assets and goodwill may be required. An initial goodwill impairment test is required during the first six months of 2002. The Corporation's management is currently evaluating the impact of this new guidance.